Taxes	6 Months Ended
Dec. 31, 2024
Taxes [Abstract]
Taxes

Note 11 — Taxes

British Virgin Islands

Global Engine Group Holding Limited and several of its wholly-own subsidiaries are incorporated in the British Virgin Islands and conduct all of the Company’s businesses through the Company’s subsidiaries in Hong Kong. Under the current laws of the British Virgin Islands, these entities are not subject to tax on income or capital gains. In addition, upon payments of dividends by the Global Engine Holdings Limited and the Company’s subsidiaries in Hong Kong to the Company’s shareholders, no British Virgin Islands withholding tax will be imposed.

Hong Kong

Two-tier Profits Tax Rates

GEL and Ace Vision is incorporated in Hong Kong and is subject to Hong Kong profits tax compliance.

The two-tier profits tax rates system was introduced under the Inland Revenue (Amendment)(No.3) Ordinance 2018 (“the Ordinance”) of Hong Kong became effective for the assessment year 2018/2019. Under the two-tier profit tax rates regime, the profits tax rate for the first HKD 2 million of assessable profits of a corporation will be subject to the lowered tax rate, 8.25% while the remaining assessable profits will be subject to the legacy tax rate, 16.5%. The Ordinance only allows one entity within a group of “connected entities” is eligible for the two-tier tax rate benefit. An entity is a connected entity of another entity if (1) one of them has control over the other; (2) both of them are under the control (more than 50% of the issued share capital) of the same entity; (3) in the case of the first entity being a natural person carrying on a sole proprietorship business-the other entity is the same person carrying on another sole proprietorship business. Under the Ordinance, it is an entity’s election to nominate an entity that will be subject to the two-tier profits tax rate on its Profits Tax Return. The election is irrevocable.

GEL elected the two-tier profits tax rate for its tax years of 2023 and 2024. GEL applies the two-tier profits tax rate for its provision for current income and deferred taxes.

For the tax years of 2022/23 and 2023/24, the Financial Secretary of Hong Kong provided concessionary measures by providing tax reduction (“tax credit”) of profits tax up to HKD 6,000 and HKD 3,000, respectively, per case.

The income tax provision consisted of the following components:

	For the six months ended December 31,
	2023	2024
	HKD	HKD	US$
Current	$61,465	$11,861	$1,527
Deferred	-	(82,050)	(10,563)
Total provision for income taxes	$61,465	$(70,189)	$(9,036)

Deferred Tax Assets

The following table sets forth the significant components of the aggregate deferred tax assets and liabilities of the Company as of: :

	June 30, 2024	December 31, 2024
	HKD	HKD	US$
Deferred Tax Assets
Net operating loss carryforwards	$-	$398,823	$51,344
Total deferred tax assets	$-	$398,823	$51,344

Deferred Tax Liabilities
Depreciation of property and equipment	$-	$(133,375)	$(17,171)
Amortization of intangible assets	-	(183,398)	(23,610)
Total deferred tax liabilities	$-	$(316,773)	$(40,781)

Deferred tax assets, net	$-	$82,050	$10,563

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the six months ended December 31, 2024 and 2023, the Company did not have any unrecognized tax benefits.